UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the "Company" or "ENGlobal") held its 2015 Annual Meeting of Stockholders on June 18, 2015. The following proposals were submitted to the holders of the Company's common stock (the "Common Stock") for a vote to:

  Elect four directors to the Board of Directors of ENGlobal;
  Approve (i) the amendment (the "Amendment") to the ENGlobal Corporation 2009 Equity Incentive Plan (the "Plan") that (A) increases the number of shares of common stock reserved for issuance thereunder by 750,000 shares and (B) implements individual limits for certain awards under the Plan intended to meet the performance-based compensation exception under Section 162(m) of the Internal Revenue Code (the "Code") and (ii) the individual limits, eligible individuals and performance measures for certain awards included in the Plan, as amended by the Amendment, for purposes of meeting the performance-based compensation exception under Section 162(m) of the Code; and
  Ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2015.

The results of such votes were as follows:

1. The following votes were cast in the election of four nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	18,463,111	627,855
David W. Gent, P.E.	17,970,483	1,120,483
Randall B. Hale	18,193,182	897,784
David C. Roussel	18,189,684	901,282

The number of broker non-votes for all directors was 6,504,043.

2. The following votes were cast in the approval of (i) the Amendment to the Plan and (ii) the individual limits, eligible individuals and performance measures for certain awards included in the Plan, as amended by the Amendment, for purposes of meeting the performance-based compensation exception under Section 162(m) of the Code.

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
15,789,588	3,289,600	11,778	6,504,043

3. The following votes were cast in the ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2015:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
23,849,580	1,710,022	35,407	0

Item 7.01. Regulation FD Disclosure.

On June 19, 2015, the Company issued a press release announcing the results of its 2015 Annual Meeting of Stockholders. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of ENGlobal Corporation dated June 19, 2015.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation (Registrant)
June 19, 2015 (Date)	/s/ TAMI L. WALKER Tami L. Walker General Counsel, Vice President, and Corporate Secretary